Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Southern Bancshares, Inc. (the “Company”) on Form 10-KSB/A for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the “Report”), the undersigned certify, pursuant to 18 U.S.C. §1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ B. Jack Johnson
B. Jack Johnson President and Chief Executive Officer

/s/ Roderick V. Schlosser
Roderick V. Schlosser Executive Vice President and Chief Financial Officer

Date: December 17, 2003

A signed original of this written statement required by Section 906 has been provided to First Southern Bancshares, Inc. and will be retained by First Southern Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.